                                                                    Exhibit 99.2


                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                                         Chapter 11 Case Nos.

      DVI, INC.                                03-12656-MFW
      DVI FINANCIAL SERVICES, INC.             03-12657-MFW
      DVI BUSINESS CREDIT CORPORATION          03-12658-MFW

                              Debtors.

           MONTHLY OPERATING REPORT FOR THE PERIOD 11/1/04 -- 12/10/04
                  QUALIFICATION STATEMENT OF THE TRUSTEE OF THE
                              DVI LIQUIDATING TRUST

            The attached Monthly Operating Reports were prepared by the Trustee of the DVI Liquidating Trust (the "Trustee") using available books and records of the Debtors for the period from 11/1/04 through the Effective Date (12/10/04) of the First Amended Joint plan of Liquidation of DVI, Inc., et al.

            The Trustee, as the post-Effective Date representative of the Debtors, directed a member of his staff to assemble the attached Monthly Operating Reports from documentation and information obtained from the Debtor's former employees, the Debtor's Chief Restructuring Officer (AP Services, LLC), the Trustee's Asset Manager, the DIP Facility Agent and US Bank Portfolio Services, the Successor Servicer. The notes to the attached Monthly Operating Reports are based on the notes included in the prior Monthly Operating Reports filed by the Debtor, updated for this reporting period as applicable.

            The Trustee and his staff were not engaged to maintain, prepare, audit, compile or review any financial statements in accordance with generally accepted auditing standards. In addition, Trustee and his staff have not prepared any financial statements, documents or records, or perform any accounting, auditing or financial services for the Debtor.

            The Liquidating Trustee and his staff assembled the attached Monthly Operating Report to the best of their knowledge based on the financial records and information provided to them and do not make any representations concerning the accuracy or completeness of the information contained herein.

Dated:  January  25, 2005

                                    /s/ Francis A. Monaco
                                    --------------------------------
                                    MONZACK AND MONACO, P.A.
                                    Francis A. Monaco, Esq. (#2078)
                                    Joseph J. Bodnar, Esq. (#2512)
                                    1201 Orange Street, Suite 400
                                    Wilmington, Delaware  19801
                                    (302) 656-8162

                                            - and -

                                    ANDERSON KILL & OLICK, P.C.
                                    Michael J. Venditto, Esq.
                                    1251 Avenue of the Americas
                                    New York, New York 10020
                                    Attorneys for DVI Liquidating Trust

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI Financial Services Inc.        Case No. 03-12657 (MFW)
                                         Reporting Period:   11/01/04 - 12/10/04

                            MONTHLY OPERATING REPORT

 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                    DOCUMENT        EXPLANATION
REQUIRED DOCUMENTS                                                           FORM NO.               ATTACHED          ATTACHED
------------------                                                           --------               --------          --------
Schedule of Cash Receipts and Disbursements                                  MOR - 1A                   x

     Bank Reconciliations (or copies of Debtor's bank reconciliations)       MOR - 1B                   x

Statement of Operations                                                      MOR - 2

Balance Sheet                                                                MOR - 3

Status of Postpetition Taxes                                                 MOR - 4                    x

    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                       x

    Copies of tax returns filed during reporting period (See Tax Affidavit)                                              x

Summary of Unpaid Postpetition Debts                                         MOR - 4                    x

    Listing of aged accounts payable

Accounts Receivable Aging                                                    MOR - 5                    x

Debtor Questionnaire                                                         MOR - 5                    x


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

THE ACCOMPANYING QUALIFICATION STATEMENT OF THE LIQUIDATING TRUSTEE IS AN INTEGRAL PART OF THIS MONTHLY OPERATING REPORT.

RESPONSIBLE PARTY:

/s/ Dennis J. Buckley                    Liquidating Trustee
--------------------------------        ------------------------------------
Signature of Responsible Party          Title

Dennis J. Buckley                       1/25/2005
--------------------------------        ------------------------------------
Printed Name of Responsible Party       Date

PREPARER:

/s/ Joseph Carter                       The Buckley Group - Staff
--------------------------------        ------------------------------------
Signature of Preparer                   Title


Joseph Carter                           1/25/2005
--------------------------------        ------------------------------------
Printed Name of Preparer                Date

IN RE DVI FINANCIAL SERVICES INC.
CASE NUMBER: 03-12657 (MFW)              Reporting Period:   11/01/04 - 12/10/04



SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
(in thousands)

                                                        CURRENT MONTH                CUMULATIVE FILING TO DATE
                                              ---------------------------------   -------------------------------
                                                   Debtor       Non-Debtor (k)                Actuals
                                              ----------------  ---------------   -------------------------------
-----------------------------------------------------------------------------------------------------------------
CASH BEGINNING                                            945              (83)                            7,565
-----------------------------------------------------------------------------------------------------------------

RECEIPTS

Owned Domestic Lease Payments                           1,625                -                            32,174
Securitization Collections / (Transfers) (a)                -                -                           240,701
Repayment From / (To) Trusts                                -                -                                89
Owned International Lease Payments (b)                      -                -                            16,040
International Bank Transfers In                             -                -                             3,708
Receipts on Behalf of Affiliates                           83                -                             5,997
DIP Advances                                           11,999                -                            60,869
Other Receipts (c)                                     23,873                -                           110,614

                                              -------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                                         37,580                -                           470,192
-----------------------------------------------------------------------------------------------------------------

DISBURSEMENTS
Payroll (d)(e)                                            (88)               -                            (7,281)
Benefits (d)(e)                                           (15)               -                              (854)
Building Costs                                              -                -                            (1,532)
Equipment Costs                                             -                -                            (1,411)
Auto, Travel & Entertainment                                -                -                              (195)
Outside Services                                         (203)               -                            (1,161)
Sales & Use Taxes                                           -                -                            (1,337)
Debt Repayment to Banks (b)(f)                              -                -                           (13,499)
International Bank Transfers Out                            -                -                            (4,723)
Servicer Disbursements (a)                                  -                -                          (244,450)
Payments on Behalf of Affiliates (g)(m)                (5,045)               -                           (33,118)
Other Expense (h)                                         (45)               -                            (2,970)
Transfer to Liquidating Trust(o)                       (3,910)                                            (3,910)
DIP Repayments                                        (18,365)               -                          (122,318)
DIP Operating Reserve (l)                                   -                -                           (14,395)
DIP Fees                                                    -                -                            (3,108)
Professional Fees (m)                                  (7,496)               -                           (18,076)
U.S. Trustee Quarterly Fees                                (4)               -                              (148)
BMO Loan Repayment (n)                                 (2,534)                                            (2,534)
                                                                                                               -
                                              ---------------------------------

-----------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                   (37,705)               -                          (477,020)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
NET CASH FLOW                                            (125)               -                            (6,828)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
CASH END OF MONTH                                         820              (83)                              737
-----------------------------------------------------------------------------------------------------------------


DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH DEBTOR COLUMN)
-----------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                                      (37,705)
   Transfers to Liquidating Trust                                                                          3,910
   Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)                                    -
   Payments on Behalf of Affiliates (g)                                                                    5,045
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                          (28,750)

-----------------------------------------------------------------------------------------------------------------


See footnotes following MOR - 1B.                                       MOR - 1A

IN RE DVI FINANCIAL SERVICES INC.
CASE NUMBER: 03-12657 (MFW)              Reporting Period:   11/01/04 - 12/10/04



BANK RECONCILIATIONS
(in thousands)

                                                        DEBTOR ACCOUNTS                  NON-DEBTOR ACCOUNTS          CURRENT MONTH
                                              -----------------------------------  -------------------------------    -------------
                                              Debtor Operating  International (j)  Restricted (i)      Lockbox (a)       Actuals
                                              ----------------  -----------------  --------------  ---------------    -------------
-----------------------------------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH                              199                746                (83)                 0               862
-----------------------------------------------------------------------------------------------------------------------------------

RECEIPTS

Owned Domestic Lease Payments                      1,625                  -                  -                  -             1,625
Securitization Collections / (Transfers) (a)           -                  -                  -                  -                 -
Repayment From / (To) Trusts                           -                  -                  -                  -                 -
Owned International Lease Payments (b)                 -                  -                  -                  -                 -
International Bank Transfers In                        -                  -                  -                  -                 -
Receipts on Behalf of Affiliates                      83                  -                  -                  -                83
DIP Advances                                      11,999                  -                  -                  -            11,999
Other Receipts (c)                                23,873                  -                  -                  -            23,873

                                              -------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                                    37,580                  -                  -                  -            37,580
-----------------------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS
Payroll (d)(e)                                       (88)                 -                  -                  -               (88)
Benefits (d)(e)                                      (15)                 -                  -                  -               (15)
Building Costs                                         -                  -                  -                  -                 -
Equipment Costs                                        -                  -                  -                  -                 -
Auto, Travel & Entertainment                           -                  -                  -                  -                 -
Outside Services                                    (185)               (18)                 -                  -              (203)
Sales & Use Taxes                                      -                  -                  -                  -                 -
Debt Repayment to Banks (b)(f)                         -                  -                  -                  -                 -
International Bank Transfers Out                       -                  -                  -                  -                 -
Servicer Disbursements (a)                             -                  -                  -                  -                 -
Payments on Behalf of Affiliates (g)(m)           (5,045)                 -                  -                  -            (5,045)
Other Expense (h)                                    (45)                 -                  -                  -               (45)
Transfer to Liquidating Trust(o)                  (3,910)                                                                    (3,910)
DIP Repayments                                   (18,365)                 -                  -                  -           (18,365)
DIP Operating Reserve (l)                              -                  -                  -                  -                 -
DIP Fees                                               -                                                                          -
Professional Fees (m)                             (7,496)                 -                  -                  -            (7,496)
U.S. Trustee Quarterly Fees                           (4)                 -                  -                  -                (4)
BMO Loan Repayment (n)                            (2,534)                 -                  -                  -            (2,534)

                                              -------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                              (37,687)               (18)                 -                  -           (37,705)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                                       (107)               (18)                 -                  -              (125)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CASH END OF MONTH                                     92                728                (83)                 0               737
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                                         230                728                  -                  0               958
   Deposits in Transit                                 -                  -                  -                  -                 -
   Outstanding Checks(p)                             136                  -                  -                  -               136
   Non-Debtor Funds in Debtor Accounts (k)             -                  -                (83)                 -               (83)
   Unlocated Difference                                2                  -                  -                  -                 2
ADJUSTED BANK BALANCE                                 92                728                (83)                 0               737
-----------------------------------------------------------------------------------------------------------------------------------


See footnotes on following page.                                        MOR - 1B

DVI FINANCIAL SERVICES INC.                REPORTING PERIOD: 11/01/04 - 12/10/04
CASE NUMBER: 03-12657 (MFW)

MOR 1-A & 1-B FOOTNOTES (all $ amounts in thousands)

      (a) Effective February 3, 2004 DVI Financial Services, Inc. (DFS), case #03-12657 transferred its servicing responsibility to Lyon Financial Services, Inc. d/b/a US Bancorp Portfolio Services. As a result, lockbox activity has abated over time and is zero for the current period.

      (b) DFS has international branches in the United Kingdom and Turkey. Both branches have lease receivables from customers and debt payable to local banks. In November, $0 of customer payments was received in the Debtors bank accounts (see footnote f).

      (c) Based on information received from the debtors Asset Manager the $23,873 of other receipts consists primarily of $11,000 in proceeds from the sale of Radnet, $11,706 sale of MEC contracts, $641 Australia Liquidation, and $526 final payment on a lease.

      (d) The number of employees at the end of the period as compared to pre-petition:

               July 2003             231
               December 10, 2004       0

      (e) The benefit-to-payroll (not including KERP) relationship, with an allocation of benefits similar to payroll was 17.6% for DFS. Expenses were adjusted for Cobra costs reimbursed and payments for prior period workers compensation.

      (f) Certain foreign banks directed DFS foreign lessees to make payments directly to foreign banks which has resulted in the paydown of senior secured pre-petition debt owed to these foreign banks. Principal payments made from DFS accounts total $0 during November.

      (g) The $5,045 paid by DFS on behalf of affiliates consists of the allocation of professional fees and Jamison-based costs to BC of $2,546 and DVI, Inc. of $2,499.

      (h) Other expenses of $45 are comprised of the following: electronic data processing - $10, staffing and clerical - $16, insurance costs $12, bank service charges - $4, other miscellaneous - $3.

      (i) Securitization collections and servicer disbursements are non-Debtor restricted funds passing through an unrestricted collection account (No. 6540). Procedures are in place to sweep these funds to the appropriate place in a timely manner. Due to the transfer of servicing, such activity will be limited in the current and future periods.

      (j)   Accounts for international branches of DFS (see footnote b).

      (k)   Primarily returned wires and checks.

      (l) Based on information received from the Agent for the Secured Lender the DIP balance, including accrued interest, as of December 10, 2004 was $48.6 million.

      (m) Based on information from the debtors CRO, AP Services, LLC, the unpaid non-ordinary course professional fees outstanding as of December 10, 2004 are estimated at $1,625. The fees consist of both Court required holdback amounts and unpaid invoices. DVI, Inc. (case #03-12656), DFS and BC have determined to allocate professional fees paid by DVI Financial Services Inc. in equal parts to each Debtor.

      (n) $2,354 of the sale proceeds of the MEC Contracts was paid to BMO as part of the loan payoff.

      (o) Pursuant to the Plan, transferred $3,910 to DVI, Inc., DVI Financial Services, DVI Business Credit Corp. Liquidating Trust.

      (p) Bank Reconciliation information including outstanding checks was prepared by Debtor's former employees.

In re DVI Financial Services Inc.        Case No. 03-12657 (MFW)
                                         Reporting Period:   11/01/04 - 12/10/04


                        STATUS OF POSTPETITION TAXES (A)

(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                                    Beginning        Amount         Amount         Ending
                                                       Tax        Withheld or        Paid           Tax
                                                    Liability       Accrued                      Liability
                                                    ---------       -------                      ---------
FEDERAL

Withholding                                               -             29            (29)             -

FICA-Employee                                             -              3             (3)             -

FICA-Employer (b)                                         -              3             (3)             -

Unemployment                                              -              -              -              -

Income (c)(d)                                        34,173              -              -         34,173

Other                                                     -              -              -              -

    Total Federal Taxes                              34,173             35            (35)        34,173

STATE AND LOCAL

Withholding                                               -              4             (4)             -

Sales (b)(e)                                          3,188              -              -          3,188

Excise                                                    -              -              -              -

Unemployment                                              -              -              -              -

Real Property (e)                                         -              -              -              -

Personal Property (e)                                     -              -              -              -

Florida Doc Stamp                                         -              -              -              -

Franchise                                                 -              -              -              -

Other: Local Income Tax Withholding                       -              -              -              -

    Total State and Local                             3,188              4             (4)         3,188

TOTAL TAXES                                          37,361             39            (39)        37,361



                      SUMMARY OF UNPAID POSTPETITION DEBTS
(in thousands)

ACCOUNTS PAYABLE AGING (F)                                                AMOUNT
--------------------------                                                ------
0 - 30 days                                                                 97

31 - 60 days                                                                 -

61 - 90 days                                                                 -

91+ days                                                                     -

TOTAL ACCOUNTS PAYABLE                                                      97



Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

See footnotes on following page.                                           MOR-4

DVI FINANCIAL SERVICES INC.                REPORTING PERIOD: 11/01/04 - 12/10/04
CASE NUMBER: 03-12657 (MFW)

MOR 4 FOOTNOTES

      (a) Debtor is required to periodically pay state and federal income taxes, state franchise taxes, state and county personal property taxes, and license taxes. Per the tax affidavit, the Debtor submitted all required postpetition tax returns due during the reporting period.

      (b) Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities. Amounts collected and remitted in any reporting period will vary due to variations in sales tax reporting periods and filing due dates.

      (c) Deferred taxes on income result from temporary differences between the reporting of income for financial statement and tax reporting purposes. Such differences arise principally from recording gains on sales of financing transactions, provision for losses on receivables, valuation allowances and lease transactions in which the operating lease method of accounting is used for tax purposes and the financing lease method is used for financial statement purposes. Under the operating lease method, leased equipment is recorded at cost and depreciated over the useful life of the equipment, and lease payments are recorded as revenue when earned.

      (d) Includes non-Debtor transfer of tax benefit to DVI Financial Services, Inc. from subsidiaries. At the end of its fiscal year on June 30, 2004, the Debtor discontinued the accrual for income tax benefits since the reorganization estate has sold or discontinued operations that were functioning during the prior fiscal year.

      (e) US Bancorp Portfolio Services, as part of the transfer of servicing, has administrative responsibility after January 2004 for sales taxes and property taxes.

      (f) Includes only postpetition trade payables. See foonote (p) in the MOR 1-A & 1-B footnotes for information regarding outstanding amounts due to professionals.

In re DVI Financial Services Inc.        Case No. 03-12657 (MFW)
                                         Reporting Period:   11/01/04 - 12/10/04


                            ACCOUNTS RECEIVABLE AGING


(in thousands)

ACCOUNTS RECEIVABLE AGING (A)(B)(C)                                     AMOUNT
Debtor-owned contract receivables                                       134,420

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                         YES       NO

1.    Have any assets been sold or transferred outside the normal course of           X
      business this reporting period? If yes, provide an explanation below.


2.    Have any funds been disbursed from any account other than a debtor in                     X
      possession account this reporting period? If yes, provide an explanation below.


3.    Have all postpetition tax returns been timely filed? If no, provide an          X
      explanation below.


4.    Are workers compensation, general liability and other necessary insurance       X
      coverages in effect? If no, provide an explanation below.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

See footnotes on following page.                                           MOR 5

DVI FINANCIAL SERVICES INC.                REPORTING PERIOD: 11/01/04 - 12/10/04
CASE NUMBER: 03-12657 (MFW)

MOR 5 FOOTNOTES (all $ amounts in thousands)

(a) Due to the transfer of servicing from DVI Financial Services Inc. ("DFS") to US Bancorp Portfolio Services ("USBPS") as of February 3, 2004, the Debtor no longer records activity for contract receivables within their portfolio management software (both owned and non-debtor). As a result, DFS is only able to provide aggregate receivable balances for contracts as of February 29, 2004. In addition, since DFS has ceased servicing non-debtor owned contracts in securitization pools, only the receivables balance for Debtor-owned contracts that are direct assets of the estate will be provided. Further information into the performance of securitized contracts can be collected through publicly filed documents filed with the Securities Exchange Commission ("SEC"). Such information can be retrieved by visiting the SEC website at www.sec.gov.

(b) Based on reports from US Bank, IFC, and the Debtors Accountant in the UK, the Debtor-owned contract receivables consists of the following categories:

          Serviced by USBPS                                $80,172
          Serviced by DFS and other parties                  3,986
          International owned contract receivables          50,262
                                                          --------
          Total                                           $134,420

(c) Receivables are listed at par, but are not expected to be recovered at par and will likely be severely impaired.

DVI Financial Services Inc.
Case No. 03-12657 (MFW)
Reporting Period:   11/01/04 - 12/10/04

                           DVI FINANCIAL SERVICES INC.
                                  TAX AFFIDAVIT

To the best of my knowledge, DVI Financial Services Inc. has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court as well as $3.6 million of pre-petition sales and use tax liabilities which have been authorized but for which sufficient funds are not yet available.


 1/25/2005                                    /s/ Dennis J. Buckley
-----------                                   ----------------------------
   Date                                       Signature of Responsible Party
                                              Dennis J. Buckley



THE ACCOMPANYING QUALIFICATION STATEMENT OF THE LIQUIDATING TRUSTEE IS AN INTEGRAL PART OF THIS MONTHLY OPERATING REPORT.